Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report: February 13, 2012

BAY ACQUISITION CORP.
 (Name of Registrant as specified in its charter)

SECURELOGIC CORP.
(Former Name of Registrant)

Nevada	000-28099	77-0571784
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue
Suite 2320
New York, NY 10170
 (212) 661-6800
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On  February 13, 2012, the Registrant (the “Company”) entered into a Stock Purchase Agreement (the “Agreement) with Goozex, Inc., a Maryland corporation (“Goozex”) and the principal stockholders of Goozex (the “Principal Goozex Stockholders”) for the acquisition of all of the outstanding and issued shares of Goozex (the “Goozex Shares”) by the Company (the “Transaction”).

In consideration for the sale of the Goozex Shares, the stockholdersof Goozex , at the closing, will receive (a) $150,000 in cash and (b) such number of newly issued shares of the Company’s common stock which shall represent 15% of the issued and outstanding shares of the Company after taking into account the Private Placement, described below.

The closing of the Transaction is conditioned upon, among other things, the Company conducting a private placement of the Company’s common stock immediately prior to the Closing in an amount of at least $1,000,000, at a post-closing valuation for the Company of at least $5,000,000 (the “Private Placement”).

In addition to the Private Placement, the closing of the Transaction is conditioned upon, among other things, the accuracy at closing of the representations made by the parties in the Agreement, and the obtaining of necessary consents.  In addition, if the closing of the Transaction does not occur on or before April 30, 2012, the Agreement may be cancelled by either party, provided that the party seeking to cancel has used it best efforts to consummate the Closing prior to April 30, 2012.

There was no prior relationship between the Company and any of the Principal Goozex Stockholders.

A copy of the Agreement is incorporated by reference and is filed as Exhibit 2.1 to this Form 8-K. The description of the Transaction contemplated by the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated by this reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bay Acquisition Corp.

Dated: March 13, 2012	By:	/s/ Paul Goodman
Paul Goodman, President

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